Form 10-K, Exhibit 13
period 1998-12-31
MONEY STORE INVESTMENT CORP; MONEY STORE OF NEW YORK INC
filed 1999-03-31
CIK 897433, 897434

EXHIBIT 13

                           ANNUAL SERVICER'S STATEMENT




 IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING
 AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE YEAR ENDED DECEMBER 31, 1998.

6. AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's FEE,
   PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
   PAYABLE TO REGISTERED HOLDERS                                  10,339,163.60


10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                                   4,178,504.10
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                DATE PLUS INTEREST                                         0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                    ADJUSTMENT                                        29,309.81
          TOTAL CLASS A INTEREST DISTRIBUTION AMOUNT               4,207,813.91

     (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                                     336,143.10
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                DATE PLUS INTEREST                                         0.00
          (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                             2,360.82
          TOTAL CLASS B INTEREST DISTRIBUTION AMOUNT                 338,503.92

     (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                  3,971,676.19
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                  0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                                0.00
          (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                 34,280.86
          (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                 147.93
          (vii) RECALCULATED PRINCIPAL ADJUSTMENT                       (10.75)
          TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT              4,006,094.23


     (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)    UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                    298,943.39
         (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
         (iii)  SUBSTITUTION  ADJUSTMENTS                                  0.00
         (iv)   UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                                0.00
         (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                  2,580.28
         (vi)   AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                  11.14
         (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                         (0.81)
      TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                    301,534.00

14.   (A)  WEIGHTED AVERAGE MATURITY                                    216.323


      (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                       10.313%




 SERIES 1998-1                                                      MARCH        APRIL         MAY            JUNE         JULY


 6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
     FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
     PAYABLE TO REGISTERED HOLDER                                1,158,179.14   888,887.04   759,019.94   1,289,408.50  1,485,511.25

10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                                   431,055.00   430,319.10   427,733.10     426,972.30    425,622.30
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                DATE PLUS INTEREST                                       0.00         0.00         0.00           0.00          0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                             512.06       675.69       779.67         777.91      1,864.35
       TOTAL CLASS A INTEREST DISTRIBUTION AMOUNT                  431,567.06   430,994.79   428,512.77     427,750.21    427,486.65

      (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                                    34,650.00    34,590.90    34,383.00      34,321.80     34,213.20
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                DATE PLUS INTEREST                                       0.00         0.00         0.00           0.00          0.00
          (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                 ADJUSTMENT                                             41.16        54.26        62.64          62.55        149.96
      TOTAL CLASS B INTEREST DISTRIBUTION AMOUNT                    34,691.16    34,645.16    34,445.64      34,384.35     34,363.16

      (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                  142,872.52   502,150.20   147,726.37     262,007.88    399,102.97
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00         0.00         0.00           0.00          0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                0.00         0.00         0.00           0.00          0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                              0.00         0.00         0.00           0.00          0.00
          (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                    0.00         0.00         0.00           0.00          0.00
          (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                 0.00         0.00         0.00         147.93          0.00
          (vii) RECALCULATED PRINCIPAL ADJUSTMENT                        0.00         0.00         0.00         (10.75)         0.00
      TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                  142,872.52   502,150.20   147,726.37     262,145.06    399,102.97

      (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                   10,753.85    37,796.26    11,119.19      19,721.02     30,040.01
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00         0.00         0.00           0.00          0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                0.00         0.00         0.00           0.00          0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                              0.00         0.00         0.00           0.00          0.00
          (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                    0.00         0.00         0.00           0.00          0.00
          (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                 0.00         0.00         0.00          11.14          0.00
          (vii) RECALCULATED PRINCIPAL ADJUSTMENT                        0.00         0.00         0.00          (0.81)         0.00
      TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                   10,753.85    37,796.26    11,119.19      19,731.35     30,040.01

14.   (A) WEIGHTED AVERAGE MATURITY                                   229.838      228.634      227.752        222.017       221.270

      (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                     10.553%      10.555%      10.555%        10.566%       10.566%


 SERIES 1998-1                                                     AUGUST       SEPTEMBER     OCTOBER       NOVEMBER      DECEMBER


 6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
     FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
     PAYABLE TO REGISTERED HOLDER                                 789,988.53   913,129.76   1,038,489.84   1,025,724.16   990,825.44

10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                                  423,567.00   418,382.40     400,469.10     398,663.40   395,720.40
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                DATE PLUS INTEREST                                      0.00         0.00           0.00           0.00         0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                          1,725.86     1,570.44      18,298.33       1,558.59     1,546.91
       TOTAL CLASS A INTEREST DISTRIBUTION AMOUNT                 425,292.86   419,952.84     418,767.43     400,221.99   397,267.31

      (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                                  34,048.20     33,631.20      32,277.60      32,132.10    31,895.10
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                DATE PLUS INTEREST                                     0.00          0.00           0.00           0.00         0.00
          (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                 ADJUSTMENT                                          138.61        126.36       1,474.98         125.72       124.58
      TOTAL CLASS B INTEREST DISTRIBUTION AMOUNT                  34,186.81     33,757.56      33,752.58      32,257.82    32,019.68

      (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL              1,006,695.77    200,008.73     331,130.22     595,541.96   384,439.57
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                   0.00          0.00           0.00           0.00         0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                              0.00          0.00           0.00           0.00         0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                            0.00          0.00           0.00           0.00         0.00
          (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                  0.00          0.00      34,280.86           0.00         0.00
          (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT               0.00          0.00           0.00           0.00         0.00
          (vii) RECALCULATED PRINCIPAL ADJUSTMENT                      0.00          0.00           0.00           0.00         0.00
      TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT              1,006,695.77    200,008.73     365,411.08     595,541.96   384,439.57

      (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                 75,772.80     15,054.42      24,923.78      44,825.74    28,936.32
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                   0.00          0.00           0.00           0.00         0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                              0.00          0.00           0.00           0.00         0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                            0.00          0.00       2,580.28           0.00         0.00
          (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                  0.00          0.00           0.00           0.00         0.00
          (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT               0.00          0.00           0.00           0.00         0.00
          (vii) RECALCULATED PRINCIPAL ADJUSTMENT                      0.00          0.00           0.00           0.00         0.00
      TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                 75,772.80     15,054.42      27,504.06      44,825.74    28,936.32

14.   (A) WEIGHTED AVERAGE MATURITY                                 219.879       219.021        218.197        217.081      216.323

      (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                   10,564%       10.563%        10.314%        10.314%      10.313%


BY:   /s/ JAMES RANSOM
      -------------------------
      James Ransom
      Chief Accounting Officer