Form 10-K, Exhibit 13
period 1999-12-31
MONEY STORE INVESTMENT CORP
filed 2000-03-30
CIK 897433

EXHIBIT 13

                           ANNUAL SERVICER'S STATEMENT

                                    ANNUAL SERVICER'S STATEMENT



    IN ACCORDANCE WITH SECTION 6.09(a) OF THE POOLING AND SERVICING
    AGREEMENT DATED AS OF FEBRUARY 28, 1999, THE MONEY STORE INVESTMENT
    CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES
    1999-1 FOR THE YEAR ENDED DECEMBER 31, 1999.                                        PRINT STATEMENT


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED ON THE UNGUARANTEED INTEREST
    OF EACH SBA LOAN NET OF THE FTA'S FEE, THE ADDITIONAL FEE AND THE
    SERVICING FEE ATTRIBUTABLE TO THE UNGUARANTEED INTEREST                              11,299,579.11

10. (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
         (i)  ACCRUED INTEREST                                            4,366,882.20
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
              DATE PLUS INTEREST                                                  0.00
       (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT               (53,905.46)
     TOTAL CLASS A INTEREST DISTRIBUTION AMOUNT                                           4,312,976.74

     (B)  CLASS M INTEREST DISTRIBUTION AMOUNT:
         (i)  ACCRUED INTEREST                                              146,389.50
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
              DATE PLUS INTEREST                                                  0.00
       (iii)  CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                (1,800.44)
      TOTAL CLASS M INTEREST DISTRIBUTION AMOUNT                                            144,589.06

      (C)  CLASS B INTEREST DISTRIBUTION AMOUNT:
         (i)  ACCRUED INTEREST                                              245,832.00
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
              DATE PLUS INTEREST                                                  0.00
       (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                (3,005.94)
       TOTAL CLASS B INTEREST DISTRIBUTION AMOUNT                                           242,826.06

       (D)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
         (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                           5,031,351.28
        (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE
       (iii)  SUBSTITUTION  ADJUSTMENTS                                           0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                                   112,963.44
         (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                               0.00
        (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                           20.27
       (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                                  (0.29)
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                        5,144,334.70

       (E)  CLASS M PRINCIPAL DISTRIBUTION AMOUNT:
        (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                             154,727.61
        (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                                0.00
       (iii)  SUBSTITUTION  ADJUSTMENTS                                           0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                                     3,473.93
         (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                               0.00
        (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                            0.62
       (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                                  (0.01)
       TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                          158,202.15

       (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                              223,976.28
        (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                                 0.00
       (iii)  SUBSTITUTION  ADJUSTMENTS                                            0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                                      5,028.70
         (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                                0.00
        (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                             0.91
       (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                                   (0.01)
       TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                        229,005.88

14.    (A)  WEIGHTED AVERAGE MATURITY                                                        217.581

       (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                           10.183%


                                                                             JANUARY     FEBRUARY       MARCH          APRIL

SERIES 1999-1

 6.  AGGREGATE AMOUNT OF INTEREST RECEIVED ON THE UNGUARANTEED INTEREST
     OF EACH SBA LOAN NET OF THE FTA'S FEE, THE ADDITIONAL FEE AND THE
     SERVICING FEE ATTRIBUTABLE TO THE UNGUARANTEED INTEREST                 0.00         0.00      1,554,847.46   1,156,489.54

10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                                             0.00         0.00        434,805.60     434,454.600
          (ii)  SHORTFALL, IF ANY, ON PRECEDING REMITTANCE
                DATE PLUS INTEREST                                           0.00         0.00              0.00           0.000
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT              0.00         0.00             (1.24)       (322.527)
      TOTAL CLASS A INTEREST DISTRIBUTION AMOUNT                             0.00         0.00        434,804.36     434,132.083

     (B)  CLASS M INTEREST DISTRIBUTION AMOUNT:
          (i)  ACCRUED INTEREST                                              0.00         0.00         14,608.50      14,596.800
          (ii) SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
               DATE PLUS INTEREST                                            0.00         0.00              0.00           0.000
         (iii) CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT               0.00         0.00             (0.07)        (10.977)
      TOTAL CLASS M INTEREST DISTRIBUTION AMOUNT                             0.00         0.00         14,608.43      14,585.833

     (C)  CLASS B INTEREST DISTRIBUTION AMOUNT:
           (i)  ACCRUED INTEREST                                             0.00         0.00         24,611.70      24,591.900
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                DATE PLUS INTEREST                                           0.00         0.00              0.00           0.000
         (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT              0.00         0.00              0.06         (18.175)
      TOTAL CLASS B INTEREST DISTRIBUTION AMOUNT                             0.00         0.00         24,611.76      24,573.735

     (D)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
           (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                            0.00         0.00         75,893.53     540,809.356
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00         0.00              0.00           0.00
         (iii)  SUBSTITUTION  ADJUSTMENTS                                    0.00         0.00              0.00           0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                                  0.00         0.00              0.00           0.00
          (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                        0.00         0.00              0.00           0.00
          (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                     0.00         0.00              0.00           0.00
         (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                            0.00         0.00             (0.29)          0.00
                TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                  0.00         0.00         75,893.24     540,809.35

    (E)  CLASS M PRINCIPAL DISTRIBUTION AMOUNT:
          (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                             0.00          0.00         2,333.93      16,631.34
          (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                          0.00          0.00             0.00           0.00
         (iii)  SUBSTITUTION  ADJUSTMENTS                                    0.00          0.00             0.00           0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                                  0.00          0.00             0.00           0.00
           (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                       0.00          0.00             0.00           0.00
          (vi)   AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                    0.00          0.00             0.00           0.00
         (vii)   RECALCULATED PRINCIPAL ADJUSTMENT                           0.00          0.00            (0.01)          0.00
         TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                         0.00          0.00         2,333.92      16,631.34

    (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                             0.00          0.00         3,378.48      24,074.74
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                          0.00          0.00             0.00           0.00
        (iii)  SUBSTITUTION  ADJUSTMENTS                                     0.00          0.00             0.00           0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                                   0.00          0.00             0.00           0.00
          (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                         0.00          0.00             0.00           0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                      0.00          0.00             0.00           0.00
        (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                             0.00          0.00            (0.01)          0.00
        TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                          0.00          0.00         3,378.47      24,074.74

        14.   (A)  WEIGHTED AVERAGE MATURITY                                 0.000         0.000         230.361        229.556

              (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                   0.000%        0.000%          9.725%         9.721%


 MAY          JUNE           JULY        AUGUST         SEPTEMBER      OCTOBER       NOVEMBER       DECEMBER

812,298.52    1,272,558.40  1,206,958.88  1,111,402.48    904,160.56    958,565.51    1,202,285.09  1,120,012.67


431,953.20      429,494.10    427,551.30    424,063.20    420,707.40    456,655.50      454,585.20    452,612.10

      0.00            0.00          0.00          0.00          0.00          0.00            0.00          0.00
   (575.68)        (571.40)    (2,301.29)    (2,172.25)    (2,319.26)   (38,310.08)      (3,636.47)    (3,695.27)
431,377.52      428,922.70    425,250.01    421,890.95    418,388.14    418,345.42      450,948.73    448,916.83


 14,512.50       14,429.70     14,364.60     14,247.30     14,134.20     15,233.40       15,164.10     15,098.40

      0.00            0.00          0.00          0.00          0.00          0.00            0.00          0.00
    (19.31)         (19.07)       (77.44)       (73.12)       (77.83)    (1,278.04)        (121.22)      (123.37)
 14,493.19       14,410.63     14,287.16     14,174.18     14,056.37     13,955.36       15,042.88     14,975.03


 24,450.60       24,311.40     24,201.60     24,004.50     23,814.60     25,395.00       25,280.10     25,170.60

      0.00            0.00          0.00          0.00          0.00          0.00            0.00          0.00
    (32.65)         (32.26)      (130.25)      (123.09)      (131.27)    (2,130.39)        (202.27)      (205.65)
 24,417.95       24,279.14     24,071.35     23,881.41     23,683.33     23,264.61       25,077.83     24,964.95



531,726.26      420,036.50    754,172.65    725,583.67    387,433.08    297,677.85      391,360.13    906,658.26


      0.00            0.00          0.00          0.00          0.00          0.00          0.00           0.00
      0.00            0.00          0.00          0.00          0.00          0.00          0.00           0.00

      0.00            0.00          0.00          0.00          0.00    112,963.44          0.00           0.00

      0.00            0.00          0.00          0.00          0.00          0.00          0.00           0.00
      0.00           20.27          0.00          0.00          0.00          0.00          0.00           0.00
      0.00            0.00          0.00          0.00          0.00          0.00          0.00           0.00
531,726.26    4  20,056.77    754,172.65    725,583.67    387,433.08    410,641.29    391,360.13     906,658.26



 16,352.01       12,917.25     23,192.84     22,313.65     11,914.60      9,154.41     12,035.39       27,882.19


      0.00            0.00          0.00          0.00          0.00          0.00          0.00            0.00
      0.00            0.00          0.00          0.00          0.00          0.00          0.00            0.00

      0.00            0.00          0.00          0.00          0.00      3,473.93          0.00            0.00

      0.00            0.00          0.00          0.00          0.00          0.00          0.00            0.00
      0.00            0.62          0.00          0.00          0.00          0.00          0.00            0.00
      0.00            0.00          0.00          0.00          0.00          0.00          0.00            0.00
 16,352.01       12,917.87     23,192.84     22,313.65     11,914.60     12,628.34     12,035.39       27,882.19



 23,670.40       18,698.40     33,572.85     32,300.17     17,247.03     13,251.46     17,421.83       40,360.92


       0.00           0.00          0.00          0.00          0.00          0.00          0.00            0.00
       0.00           0.00          0.00          0.00          0.00          0.00          0.00            0.00

       0.00           0.00          0.00          0.00          0.00      5,028.70          0.00            0.00

       0.00           0.00          0.00          0.00          0.00          0.00          0.00            0.00
       0.00           0.91          0.00          0.00          0.00          0.00          0.00            0.00
       0.00           0.00          0.00          0.00          0.00          0.00          0.00            0.00
  23,670.40      18,699.31     33,572.85     32,300.17     17,247.03     18,280.16     17,421.83       40,360.92

    228.341        223.199       221.940       220.824       219.808       218.996       218.138         217.581

      9.721%         9.699%        9.700%        9.699%        9.716%       10.181%       10.180%         10.183%


BY:     ------------------------
        STEPHANIE CALLAHAN
        ASSISTANT VICE PRESIDENT