Form 10-K, Exhibit 13
period 2000-12-31
MONEY STORE INVESTMENT CORP
filed 2001-04-17
CIK 897433

EXHIBIT 13


                           ANNUAL SERVICER'S STATEMENT

      IN ACCORDANCE WITH SECTION 6.09(a) OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 28, 1999, THE MONEY STORE INVESTMENT CORPORATION
      REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1 FOR THE YEAR
      ENDED DECEMBER 31, 2000.

6.    AGGREGATE AMOUNT OF INTEREST RECEIVED ON THE UNGUARANTEED INTEREST
      OF EACH SBA LOAN NET OF THE FTA'S FEE, THE ADDITIONAL FEE AND THE
      SERVICING FEE ATTRIBUTABLE TO THE UNGUARANTEED INTEREST                           12,151,276.78

10.   (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
            (i)  ACCRUED INTEREST                                        5,831,171.10
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                  DATE PLUS INTEREST                                         0.00
          (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT          (165,344.49)
      TOTAL CLASS A INTEREST DISTRIBUTION AMOUNT                                         5,665,826.61

      (B)  CLASS M INTEREST DISTRIBUTION AMOUNT:
            (i)  ACCRUED INTEREST                                         192,582.30
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                  DATE PLUS INTEREST                                         0.00
          (iii)  CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT          (5,459.66)
      TOTAL CLASS M INTEREST DISTRIBUTION AMOUNT                                          187,122.64

      (C)  CLASS B INTEREST DISTRIBUTION AMOUNT:
            (i)  ACCRUED INTEREST                                        316,265.40
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING REMITTANCE
                  DATE PLUS INTEREST                                         0.00
          (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT          (8,962.17)
      TOTAL CLASS B INTEREST DISTRIBUTION AMOUNT                                          307,303.23

      (D)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
             (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                   AND OTHER RECOVERIES OF PRINCIPAL                     9,274,433.40
            (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                   INTEREST PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUSTEE                      0.00
            (iii)  SUBSTITUTION  ADJUSTMENTS                                 0.00
            (iv)  UNGUARANTEED PERCENTAGE OF
                    LOSSES THAT WERE LIQUIDATED                           595,085.03
            (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                    DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                    0.00
            (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
            (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                         0.00
      TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                       9,869,518.43

      (E)  CLASS M PRINCIPAL DISTRIBUTION AMOUNT:
             (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                   AND OTHER RECOVERIES OF PRINCIPAL                      285,213.77
            (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                   INTEREST PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUSTEE                      0.00
            (iii)  SUBSTITUTION  ADJUSTMENTS                                 0.00
            (iv)  UNGUARANTEED PERCENTAGE OF
                    LOSSES THAT WERE LIQUIDATED                            18,300.45
            (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                    DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                    0.00
            (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
            (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                         0.00
      TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                         303,514.22

      (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
             (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                   AND OTHER RECOVERIES OF PRINCIPAL                      412,861.90
            (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                   INTEREST PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUSTEE                      0.00
            (iii)  SUBSTITUTION  ADJUSTMENTS                                 0.00
            (iv)  UNGUARANTEED PERCENTAGE OF
                    LOSSES THAT WERE LIQUIDATED                            26,490.89
            (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                    DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                    0.00
            (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
            (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                         0.00
      TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                         439,352.79

14.   (A)  WEIGHTED AVERAGE MATURITY                                                       207.527

      (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                         11.355%


BY:   /s/ Stephanie Callahan
      ------------------------------
      STEPHANIE CALLAHAN
      ASSISTANT VICE PRESIDENT
